Exhibit 32.2

Certification of Chief Financial Officer

under Section 906 of the Sarbanes-Oxley Act of 2002

(18 U.S.C. § 1350)

In connection with the Annual Report of MetaVia Inc. (the “Company”) on Form 10-K for the year ended December 31, 2025 as filed with the Securities and Exchange Commission (the “Report”), I, Marshall H. Woodworth, Chief Financial Officer, certify, pursuant to 18 U.S.C. § 1350, as adopted pursuant to § 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 26, 2026	/s/ Marshall H. Woodworth
Chief Financial Officer
(Principal Financial Officer)